                                                                    EXHIBIT 99.5

                                    SCHEDULE
                                     TO THE
                              ISDA MASTER AGREEMENT

                          DATED AS OF NOVEMBER 20, 2002

                                      AMONG

                          SLM STUDENT LOAN TRUST 2002-7
                                  (THE "TRUST")

                    CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                                    ("CSFBi")

                                       AND

                            DLJ INTERNATIONAL CAPITAL
                       ("DLJ" AND "STANDBY SWAP PROVIDER")


PART 1. TERMINATION PROVISIONS

(a)     "SPECIFIED ENTITY" means in relation to CSFBi for the purpose of:--

               Section 5(a)(v):        Not Applicable
               Section 5(a)(vi):       Not Applicable
               Section 5(a)(vii):      Not Applicable
               Section 5(b)(iv):       Not Applicable

        and in relation to the Trust for the purpose of:--

               Section 5(a)(v):        Not Applicable
               Section 5(a)(vi):       Not Applicable
               Section 5(a)(vii):      Not Applicable
               Section 5(b)(iv):       Not Applicable

(b) "SPECIFIED TRANSACTION" shall have the meaning specified in Section 14 of this Agreement.

(c)     EVENTS OF DEFAULT.

        (i) The only "EVENTS OF DEFAULTS" specified in Section 5(a) of this Agreement that apply to CSFBi are the following:

               Section 5(a)(i) - "FAILURE TO PAY OR DELIVER";

               Section 5(a)(iii) - "CREDIT SUPPORT DEFAULT";

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               Section 5(a)(vi) -- "CROSS-DEFAULT";

               Section 5(a)(vii) - "BANKRUPTCY"; and

               Section 5(a)(viii) - "MERGER WITHOUT ASSUMPTION".

        With respect to CSFBi only:--

               "SPECIFIED INDEBTEDNESS" will have the meaning specified in
               Section 14 of this Agreement.

               "THRESHOLD AMOUNT" means, in respect of CSFBi, an amount (or its equivalent in other currencies) equal to $100,000,000.

        (ii) The only "EVENTS OF DEFAULTS" specified in Section 5(a) of this Agreement that apply to the Trust are the following:

               Section 5(a)(i) - "FAILURE TO PAY OR DELIVER";

               Section 5(a)(vi) - "CROSS DEFAULT", PROVIDED, HOWEVER, that it shall constitute an Event of Default under Section 5(a)(vi) of this Agreement with respect to the Trust only if the Notes outstanding under the Indenture have been accelerated pursuant to
               Section 5.1 of the Indenture and such acceleration has become non-rescindable and non-waivable; and

               Section 5(a)(vii) - "BANKRUPTCY"; provided that clause (2) thereof shall not apply.

(d)     TERMINATION EVENTS.

        (i) All of the Termination Events specified in Section 5(b) of this Agreement, including but not limited to the "ADDITIONAL TERMINATION EVENT" provisions of Section 5(b)(v) of this Agreement will apply to CSFBi.

        (ii) Section 5(b)(i), "ILLEGALITY", and Section 5(b)(ii), "TAX EVENT", will apply to the Trust.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) of this Agreement will not apply to CSFBi and will not apply to the Trust.

(f) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement:-

        (i)    Market Quotation will apply.

        (ii)   The Second Method will apply.

        Notwithstanding anything to the contrary in this Agreement, if an Early Termination Date occurs or is effectively designated, CSFBi and the Trust agree as follows:

        (i) The Calculation Agent shall calculate an amount that would be payable to or by the Trust under this Agreement in respect of such Early Termination Date (the "Termination Payment"). The Calculation Agent shall make these calculations as if it were (i) the Non-defaulting Party, (ii) the party that is not the Affected Party or (iii) both, all as contemplated by Section 6(e) of this Agreement.

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        (ii)   To the extent that CSFBi is required to pay the Termination
               Payment to the Trust, CSFBi shall pay such amount in accordance with the terms of this Agreement.

        (iii) To the extent that the Trust is required to pay the Termination Payment to CSFBi, the Trust shall pay such Termination Payment in accordance with the applicable provision of Section 2.7C.4,or
               Section 2.7C.17 of the Administration Agreement or Section 5.4 of the Indenture.

(g)     "TERMINATION CURRENCY" means United States Dollars.

(h) ADDITIONAL TERMINATION EVENTS: The occurrence of the following event shall constitute an Additional Termination Event:

        An Additional Termination Event shall occur if:

        (x) any of the following events occurs: (1) the long-term senior unsecured debt rating of CSFBi is withdrawn by Standard & Poor's Ratings Services, a division of the McGraw Hill Companies, Inc., or any successor rating agency ("S&P"), (2) the long-term senior unsecured debt rating of CSFBi is downgraded below "A" by S&P; (3) the long-term senior unsecured debt rating or the short-term debt rating of CSFBi is withdrawn by Moody's Investors Service, Inc., or any successor rating agency ("Moody's"), (4) the long-term senior unsecured debt rating of CSFBi is downgraded below "A3" by Moody's, (5) the short-term debt rating of CSFBi is downgraded below "P-1" by Moody's; (6) the short-term debt rating of CSFBi is withdrawn by Fitch Ratings, Inc. or any successor rating agency ("Fitch"), or (7) the short-term debt rating of CSFBi is downgraded below "F-1" by Fitch; and

        (y) CSFBi does not, within 30 days of such withdrawal or downgrade, procured a Collateral Arrangement, a Replacement Transaction, or a Ratings Reaffirmation; PROVIDED, however, that if CSFBi shall obtain a Ratings Reaffirmation during such time period, upon the occurrence of a subsequent reduction or withdrawal of CSFBi's rating, CSFBi shall obtain another Ratings Reaffirmation or either a Collateral Arrangement or Replacement Transaction within 30 days of such subsequent downgrade or withdrawal.

        CSFBi shall be the Affected Party for purposes of this Additional Termination Event.

        For purposes of this Additional Termination Event:

        "Collateral Arrangement" means an executed collateral agreement substantially in the form attached hereto. It shall be a condition precedent that a written acknowledgment from the rating agency whose rating was reduced or withdrawn, be obtained stating that the rating of the Notes (as in effect immediately prior to such reduction or withdrawal) will not be reduced

        "Replacement Transaction" means a transaction with a replacement counterparty who shall assume CSFBi's position with respect to a Transaction on the same terms and conditions as such Transaction and this Agreement, MUTATIS MUTANDIS or such other amendments to the terms of this Agreement as may be approved by the parties, and where such replacement counterparty pays to, or receives from, CSFBi the fair market value of CSFBi's position with respect to that Transaction as determined by CSFBi in good faith. It shall be a condition precedent that a written acknowledgment from the rating agency whose rating was reduced or withdrawn, be obtained stating that the rating of the Notes (as in effect immediately prior to such reduction or withdrawal) will not be reduced.

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        "Rating Affirmation" means a written acknowledgment from the Rating
        Agency whose rating was reduced or withdrawn, that, notwithstanding such withdrawal or downgrade, the then-current rating of the Notes will not be reduced.

        If DLJ has become the swap counterparty pursuant to Part 6 of this Schedule, the foregoing ratings shall refer to the ratings of DLJ's Credit Support Provider.

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PART 2. TAX REPRESENTATIONS.

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, CSFBi and the Trust each will make the following representation:-

        It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it under this Agreement.

        In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
        Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, PROVIDED, that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, CSFBi and the Trust will make the representations specified below:--

        (i) CSFBi represents that it is an unlimited company incorporated under the laws of England and Wales.

        (ii) The Trust represents that it is a statutory trust organized under the laws of the State of Delaware.

PART 3. DOCUMENTS TO BE DELIVERED

For purposes of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:--

(a) Tax forms, documents or certificates to be delivered are:

        Subject to Section 4(a)(iii) of this Agreement, each party agrees to complete (accurately and in a manner reasonably satisfactory to the other party), execute, arrange for any required certification of, and deliver to the other party or such government or taxing authority as such other party directs, any form, document, or certificate that may be required or reasonably requested in order to allow such other party to make payment under this Agreement without any deduction or withholding for or on the account of any Tax rate, promptly upon the earlier of (i) reasonable demand, (ii) learning that the form, document or certificate is required, or (iii) learning that the form, document or certificate previously provided has become obsolete or incorrect.

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(b)     Other Documents to be delivered are:-

 PARTY REQUIRED TO        FORM/DOCUMENT/ CERTIFICATE             DATE BY WHICH TO          COVERED BY SECTION
     DELIVER                                                       BE DELIVERED            3(d) REPRESENTATION
-------------------- -------------------------------------- --------------------------- -------------------------
CSFBi & The Trust    An opinion of counsel to such party    At or promptly following
                     reasonably satisfactory in form and    the execution of this                 No.
                     substance to the other party.          Agreement.

The Trust            Any and all information reasonably     As soon as practicable
                     requested by CSFBi to verify the       after request by the                  No.
                     calculations made by the Calculation   other party.
                     Agent under any Transaction.

The Trust            Copies of all Basic Documents          At or promptly following              No
                     relating to the issuance of the        the execution of this
                     Class A-5 Notes.                       Agreement

PART 4. MISCELLANEOUS

(a)     ADDRESSES FOR NOTICES:  For the purpose of Section 12(a) of this
Agreement:-

Address for notices or communications to CSFBi: -

    (1) Address for notices or communications to CSFBi (other than by facsimile):-

        Address:   One Cabot Square     Attention:       (1)   Head of Credit Risk Management;
                   London E14 4QJ                        (2)   Managing Director -
                   England                                     Operations Department;
                                                         (3)    Managing Director - Legal Department
        Telex No.: 264521               Answerback:             CSFBI G

        (2) For the purpose of facsimile notices or communications under this Agreement (other than a notice or communication under Section 5 or 6):-

        Facsimile No.:  020 7888 2686
        Attention:      Managing Director - Legal Department

        Telephone number for oral confirmation of receipt of facsimile in legible form: 020 7888 2028 Designated responsible employee for the purposes of Section 12(a)(iii): Senior Legal Secretary


Address for notices or communications to the Trust:-

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    (For all purposes)

               SLM Student Loan Trust 2002-7
               c/o Chase Manhattan Bank USA, National Association
               Christiana Center/OPS 4
               500 Stanton Christiana Road
               Newark, Delaware 19713
               Attention:  Corporate Trust Department
               Facsimile No.:  (302) 552-6280
               Telephone No.:  (302) 552-6279
               Electronic Messaging System Details:  None

    With copies to:

    (For all purposes)

               JPMorgan Chase Bank
               450 West 33rd Street
               15th Floor
               New York, New York 10001
               Attention:  Structured Finance Services
               Facsimile No.:  (212) 946-3737
               Telephone No.:  (212) 946-3678

        and

               Student Loan Marketing Association
               c/o Sallie Mae, Inc.
               11600 Sallie Mae Drive
               Reston, Virginia 20193-4798
               Attention: Manager, Corporate Finance
               Facsimile No.: (703) 810-7655
               Telephone No.: (703) 810-7728
               Electronic Messaging System Details:  None

    (FOR PAYMENT CONFIRMATION ONLY)

               Student Loan Marketing Association
               c/o Sallie Mae, Inc.
               11600 Sallie Mae Drive
               Reston, Virginia 20193-4798
               Attention:  Swap Operations Specialist
               Facsimile No.: (703) 810-7651
               Telephone No.: (703) 810-7320
               Electronic Messaging System Details:  None

    (For purposes of notices under Section 5, 6, 7 and 12(b) of this Agreement)

               SLM Corporation
               11600 Sallie Mae Drive
               Reston, Virginia 20193-4798
               Attention:  General Counsel's Office

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               Facsimile No.:  703-810-7695
               Telephone No.:  703-810-5208

(b)     PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:--

        CSFBi appoints as its Process Agent: Credit Suisse First Boston Corporation, 11 Madison Avenue, New York, New York 10010, Attention:
        General Counsel, Legal and Compliance Department.

(c)     OFFICES.  The provisions of Section 10(a) will apply to this Agreement.

(d)     MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

        CSFBi is not a Multibranch Party.

        The Trust is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is the Trust. CSFBi hereby acknowledges and agrees that the Trust shall delegate all of its obligations as Calculation Agent to the Student Loan Marketing Association, in its capacity as administrator of the Trust. All determinations and calculations by the Calculation Agent shall be (a) made in good faith and in a commercially reasonable manner and (b) determined, where applicable, on the basis of then prevailing market rates or prices.

(f)     CREDIT SUPPORT DOCUMENT.  Details of any Credit Support Document:-

        CSFBi:--       The Credit Support Annex between CSFBi and the Trust

        DLJ:-- The Guarantee Agreement executed by Credit Suiise First Boston (USA) Corporation dated November 26, 2002.

        The Trust:--   The Credit Support Annex between CSFBi and the Trust..

(g)     CREDIT SUPPORT PROVIDER.

        Credit Support Provider means in relation to CSFBi:  Not Applicable.

        Credit Support Provider means in relation to DLJ: Credit Suiise First Boston (USA) Corporation.

        Credit Support Provider means in relation to the Trust:  Not Applicable.

(h) GOVERNING LAW AND SUBMISSION TO JURISDICTION. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine) and each party hereby submits to the jurisdiction of the state and federal courts having jurisdiction for the State of New York and the City of New York.

(i) NETTING OF PAYMENTS. Section 2(c) of this Agreement will not apply to any Transaction under this Agreement.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

PART 5. OTHER PROVISIONS.

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(a)     AMENDMENTS TO THE AGREEMENT.

        (1) Section 2(a)(iii) of this Agreement is hereby amended, with respect to CSFBi only, to read as follows:

               (iii) Each obligation of CSFBi under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default with respect to the other party has occurred and is continuing and (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated.

        (1) Section 3 of this Agreement is hereby amended by inserting the following as Section 3(g), 3(h) and 3(i) which reads in their entirety as follows:

               (g) ELIGIBLE CONTRACT PARTICIPANT. Each party represents to the other party (which representation will be deemed to be repeated by each party on each date on which a Transaction is entered into) that it is an "eligible contract participant" as defined in
               Section 1a(12) of the U.S. Commodity Exchange Act, 7 U.S.C.
               Section 1a(12).

               (h) QUALIFIED FINANCIAL CONTRACT, SWAP AGREEMENT. In the case of each of CSFBi and the Trust: Without limiting the applicability of any other provision of the U.S. Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in
               Section 101 thereof), it intends and acknowledges that this Agreement, including all Transactions hereunder, shall constitute a "swap agreement" as defined in Section 101 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, or similar agreement related hereto will constitute a "margin payment" as defined in Section 101 of the Bankruptcy Code, and that the parties are entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

               (i) NON-RELIANCE. (i) It is not relying upon any representations except those expressly set forth in this Agreement or any Confirmation evidencing a Transaction; (ii) it has consulted with its own business, financial, investment, tax, accounting and legal advisors to the extent it has deemed appropriate in connection with its decision to enter into this Agreement and each such Transaction; and (iii) it has independently evaluated the potential financial benefits and risks, the tax and accounting implications and its policies and objectives of this Agreement and each such Transaction, and has independently decided to enter into this Agreement and each such Transaction on the basis of such evaluation.

               (j) ADDITIONAL REPRESENTATIONS OF the Trust. The Trust represents to CSFBi as of the date hereof that:

                      (1) With respect to each source of funds to be used by it to enter into such Transactions (each such source being referred to herein as a "source"), the Source is not the assets of any "plan" (as such term is defined in Section 4975 of the Code) subject to Section 4975 of the Code or any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) subject to Title I of ERISA, or otherwise out of "plan assets" within the meaning of United States Department of Labor regulation Section 2510.3-101, and
                      (2) Each Transaction is intended to be exempt from, or otherwise not subject to regulation under, the Investment Company Act of 1940 and the Trust is exempt from regulation under such Act.

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        (2)    Section 5(a)(vi) of this Agreement is hereby amended by deleting the words ", or becoming capable at such time of being declared,".

        (3)    Section 6(b)(ii) of this Agreement is hereby amended:

               (i) by deleting the pharse " its Offices or Affiliates" in the next to the last line thereof; and,
               (ii) by inserting, at the end of the first paragraph, the
                    following:

                    ", provided that the party seeking to make the transfer to avoid a Termination Event shall deliver to the Trust (in the case of transfers by CSFBi) and to CSFBi (in the case of transfer by the Trust) written confirmation from each Rating Agency then rating the Notes that such transfer will not result in the then-current rating on the Notes being withdrawn or lowered.

        (4)    Section 7 of this Agreement is hereby amended by:

               (i) adding in the third line thereof after the word "party," the words "which consent will not be unreasonably withheld or delayed,"; and
               (ii) adding after Subparagraph (b) thereof the following Subparagraphs (c) and (d):

                    (c) in addition to, and not in lieu of, the preceding transfer rights, CSFBi may, without recourse by the Trust, transfer this Agreement and each Transaction hereunder to any of CSFBi's Affiliates PROVIDED that: (i) either (A) such transferee or such transferee's Credit Support Provider must have a long-term, senior, unsecured debt rating or financial program rating (or other similar rating) by at least Moody's and S&P which is equal to or greater than the comparable long-term, unsecured, unsubordinated debt obligation rating or financial program rating (or other similar rating) of CSFBi immediately prior to such transfer or (B) the obligations transferred to such transferee must be guaranteed by CSFBi pursuant to a guaranty or other agreement or instrument mutually agreed upon by both parties acting reasonably and (ii) an Event of Default, a Termination Event, Potential Event of Default or potential Termination Event does not occur as a result of such transfer.

                    (d) it shall be a condition precedent to the effectiveness of any such transfer or assignment of this Agreement and each Transaction hereunder by CSFBi that each Rating Agency then rating the Notes issue written acknowledgment, that, notwithstanding such transfer or assignment, the then-current rating of the Notes will not be reduced.

        (5) The definition of "Reference Market-makers" contained in Section 14 of this Agreement is hereby amended by adding in the fourth line thereof after the word "credit" the words "or to enter into transactions similar in nature to Transactions".

(b) PERMITTED SECURITY INTEREST. For purposes of Section 7 of this Agreement, CSFBi hereby consents to the Permitted Security Interest, subject to the provisions of this paragraph below.

        "PERMITTED SECURITY INTEREST" means the collateral assignment by the Trust of the Swap Collateral to the Indenture Trustee pursuant to the Indenture.

                                       28
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        "SWAP COLLATERAL" means all right, title and interest of the Trust in this Agreement, each Transaction hereunder, and all present and future amounts payable by CSFBi to the Trust under or in connection with this Agreement or any Transaction governed by this Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

        Notwithstanding the Permitted Security Interest, the Trust shall not be released from any of its obligations under this Agreement or any Transaction, and CSFBi may exercise its rights and remedies under this Agreement without notice to, or the consent of the Indenture Trustee, except as otherwise expressly provided in this Agreement or in the Indenture with respect to CSFBi's right to bring legal proceedings against the Trust or the Indenture Trustee for purposes of enforcing this Agreement against the Trust.

        CSFBi's consent to the Permitted Security Interest is expressly limited to the Indenture Trustee for the benefit of the Noteholders under the Indenture, and CSFBi does not consent to the sale or transfer by the Indenture Trustee of the Swap Collateral to any other person or entity (other than a successor to the Indenture Trustee under the Indenture acting in that capacity), and the manner in which the Indenture Trustee may realize upon the Swap Collateral shall be to declare an Event of Default, Additional Termination Event or designate an Early Termination Date by notice given to CSFBi pursuant to the provisions of this Schedule and the Agreement.

        The Trust hereby acknowledges that, as a result of the Permitted Security Interest, all rights under this Agreement, including any Transaction, have been assigned to the Indenture Trustee pursuant to the Indenture, and notwithstanding any other provision in this Agreement, the Trust may not take any action hereunder to exercise any of such rights without the prior written consent of the Indenture Trustee, including, without limitation, providing any notice under this Agreement, the effect of which would be to cause an Early Termination Date to occur or be deemed to occur. If the Trust gives any notice to CSFBi for the purposes of exercising any of the Trust's rights under this Agreement, CSFBi shall have the option of treating that notice as void unless that notice is signed by the Indenture Trustee acknowledging its consent to the provisions of that notice. The foregoing notwithstanding, nothing herein shall be construed as requiring the consent of the Indenture Trustee for the performance by the Trust of any of its obligations hereunder.

        Except as expressly provided in this Agreement for any Event of Default, Termination Event, or Additional Termination Event, CSFBi and the Trust may not enter into any agreement to dispose of any Transaction, whether in the form of a termination, unwind, transfer or otherwise without the prior written consent of the Indenture Trustee.

        No amendment, modification, or waiver in respect of this Agreement will be effective unless (A) evidenced by a writing executed by each party hereto, and (B) the Indenture Trustee has acknowledged its consent thereto in writing, to the extent the consent of the Indenture Trustee is required under the terms of the Indenture. Prior to or simultaneous with the execution of any such amendment, the Trust shall also obtain a written acknowledgment from each rating agency then rating the Notes, that their then-current rating of the Notes will not be reduced or withdrawn as a result of the amendment.

(c) WAIVER OF SET-OFF. CSFBi hereby waives any and all right to counterclaim or set-off under this Agreement, whether arising by contract, operation of law or otherwise, provided that nothing herein shall be construed as limiting the provisions contained in Sections 2(c) and 6(e) of this Agreement with respect to the netting of the parties' respective obligations under this Agreement or the right of the Trust to exercise any set-off right, by operation of law or otherwise.

(d) NO BANKRUPTCY PETITION. CSFBi agrees that, prior to the date that is one year and one day after the date upon which the Trust created under the Trust Agreement is terminated in accordance with the terms thereof, it shall not institute against, or join any other person in instituting against, the Trust or SLM Funding

Corporation, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

(e) LIMITED RECOURSE TO THE TRUST. Notwithstanding anything to the contrary contained herein including Section 5(a)(i) of this Agreement, all obligations of the Trust shall be payable by it only to the extent it has sufficient funds in the applicable Trust Accounts to make the scheduled payment in accordance with
Section 2.7C. of the Administration Agreement. To the extent such funds are not available or are insufficient for the payment thereof, it shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency until such time as the Trust has assets sufficient to pay such prior deficiency. This paragraph shall survive the termination of this Agreement.

(f)     SCOPE OF OBLIGATIONS OF THE TRUSTEE.  The parties hereto agree that:

        (i) This Agreement is executed and delivered by Chase Manhattan Bank USA, National Association, not individually but solely in its capacity as trustee and in the exercise of the powers and authority conferred and vested in the Trustee under the Trust Agreement; and

        (ii) Each of the representations, undertakings and agreements contained in this Agreement made on the part of the Trust is made and intended not as an individual representation, undertaking and agreement, but is made and intended for the purposes of binding only the Trust.

(g) NO RECOURSE. The Notes represent the obligations of the Trust only. They do not represent an interest in or obligation of CSFBi. No recourse may be had by the holders of the Notes against CSFBi or its assets with respect to the Notes and/or this Agreement.

(h) RESTRICTIONS ON AMENDMENTS. The Trust shall not enter into any amendment, modification or supplement to the Indenture or any other Transaction Document that would materially adversely affect (i) CSFBi's ability to enforce or protect its rights or remedies under this Agreement, (ii) the ability of the Trust to timely and fully perform its obligations under this Agreement or (iii) any of the Trust's obligations under this Agreement or any Transaction. Any such amendment, modification or supplement without CSFBi's prior written consent shall not be binding on CSFBi.

(i) CONSENT TO RECORDING. Each party hereby consents to the electronic recording of the telephone conversations of officers, employees or agents of the parties, their Affiliates in connection with this Agreement or any Transaction or potential Transaction and agrees that any such recordings may be submitted in evidence in any proceeding to establish any matters pertinent to this Agreement or any Transaction.

(j) WAIVER OF TRIAL BY JURY. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury with respect to any legal proceeding arising out of or relating to this Agreement, any Credit Support Document or any Transaction contemplated hereby or thereby. Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and any Transaction and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(k) DEFINITIONS. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivative Association, Inc. and the 1998 FX and Currency Option Definitions, as published by the International Swaps and Derivatives Association, Inc., without regard to any revision or subsequent edition thereof (collectively, the "ISDA Definitions"), shall be incorporated into this Agreement and each Confirmation except as provided for thereof or in the Confirmation. In the event of any

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inconsistency between the Definitions and the Agreement or any Confirmation,
this Agreement or, as the case may be, such Confirmation shall prevail.

(l) ADDITIONAL DEFINITIONS. Unless otherwise defined in this Agreement or in any Confirmation, the terms "ADMINISTRATION AGREEMENT", "ADMINISTRATOR", "AVAILABLE FUNDS", "INDENTURE", "INDENTURE TRUSTEE", "SWAP TRANSACTION", "NOTES", "RATING AGENCY", "TRUST", "TRUST ACCOUNTS" AND "AMENDED AND RESTATED TRUST AGREEMENT" shall have the meanings ascribed to such terms in Appendix A to that certain Amended and Restated Trust Agreement dated as of November 26, 2002 by and between SLM Funding Corporation and Chase Manhattan Bank USA, National Association, as the trustee, as the same may be amended, modified, restated or replaced.

(k) REGARDING CSFBi. THE Trust acknowledges and agrees that CSFBi has had and will have no involvement in and, accordingly CSFBi accepts no responsibility for: (i) the establishment, structure, or choice of assets of the Trust; (ii) the selection of any person performing services for or acting on behalf of Trust; (iii) the selection of CSFBi as the Counterparty; (iv) the terms of the Notes; (v) other than as specifically set forth in any prospectus supplement, prospectus, or other agreement or document, the preparation of or passing on the disclosure and other information contained in any offering circular for the Notes, the Indenture, or any other agreements or documents used by the Trust or any other party in connection with the marketing and sale of the Notes; (vi) the ongoing operations and administration of the Trust, including the furnishing of any information to the Trust which is not specifically required under this Agreement; or (vii) any other aspect of Trust's existence.

PART 6. STANDBY CURRENCY SWAP PROVIDER

(a) If CSFBi fails to make, when due, any payment required to be made by it to the Trust under a Transaction then, as soon as the Trust becomes actually aware of that failure, the Administrator, on behalf of the Trust, shall notify CSFBi and DLJ in writing of such failure, the amount of the defaulted payment.

(b) If DLJ receives a notice from the Adminitstrator on or before 11.00 am (New York time) on the relevant Payment Date, it must pay to the Trust the amount then owing by CSFBi to the Trust under that Transaction no later than 1.30pm (New York time) on the relevant Payment Date. If DLJ receives such notice after 11.00 am (New York time) on the relevant Payment Date, DLJ must make the payment not later than 1.30 pm (New York time) on the next Business Day.

(c) DLJ shall make such payment in full, without any set off, counterclaim or exercise of any similar right or defence.

(d) DLJ's obligations under this Part 6 with respect to a Transaction commence on the Effective Date (specified in the Confirmation) and terminate on the date on which the Transaction is otherwise terminated in accordance with its terms.

(e) If CSFBi defaults in its payment obligations and DLJ has complied with its obligations under this Part 6, then:

        (1) CSFBi's rights, powers, privileges and obligations as a counterparty under this Agreement and each Transaction terminate other than its rights, powers, privileges and obligations pursuant to Part 6(f);

        (2) subject to Part 6(e)(C), CSFBi will be taken to have transferred its rights powers and privileges under this Agreement and each Transaction to DLJ and DLJ will be taken to have assumed obligations equivalent to those that CSFBi had under this Agreement and each Transaction;

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        (3)    the Trust and DLJ will be deemed to have released CSFBi from all its unperformed and future obligations under this Agreement and each Transaction other than its present and future obligations pursuant to this Part 6; and

(4) this Agreement and the Confirmation relating to each Transaction shall be construed as if DLJ was a party to it in place of CSFBi.

    (e) Following the payment of any amount hereunder by DLJ, CSFBi shall pay DLJ or DLJ shall pay CSFBi as Party A an amount (the "Settlement Amount") being:

        (1) in the case of payment by CSFBi to DLJ, an amount equal to the amount (if any) that would be payable by CSFBi to the Trust; and

        (2) in the case of payment by DLJ to CSFBi, an amount equal to the amount (if any) that would be payable by the Trust to CSFBi,

        as if each Transaction had been terminated, calculated and payable in accordance with Sections 6(d) and (e) of the Agreement on the basis that:

        (1) the date on which DLJ made such a payment is the Early Termination Date and the Settlement Amount is due and payable on the day that notice of the amount payable is effective;

        (2) the Early Termination Date has resulted from an Event of Default in respect of which CSFBi is the Defaulting Party; and

        (3)    the Termination Currency is U.S. Dollars.

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CREDIT SUISSE FIRST BOSTON                 SLM STUDENT LOAN TRUST 2002-7
INTERNATIONAL

                                           By:     Chase Manhattan Bank USA,
                                                   National Association, not in
                                                   its individual capacity but
                                                   in its capacity as Trustee
                                                   under that certain Amended
                                                   and Restated Trust Agreement
                                                   dated as of November 26, 2002
                                                   by and between the Trustee
                                                   and SLM Funding Corporation


By:: /S/ HUBERT TISSIER DE MALLERAIS       By: /S/ JOHN J. CASHIN
         Name Hubert Tissier De Mallerais          Name:  John J. Cashin
         Title: Attorney                           Title: Vice President
         Date:  11/26/2002                         Date:  11/26/2002


DLJ INTERNATIONAL CAPITAL


By: /S/ JONATHAN CLARK
        Name:  Jonathan Clark
        Title: Authorized Person
        Date:  11/26/2002

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